EXHIBIT 99.1

VeriSign and Certicom Corp. Announce Agreement for VeriSign to Acquire Certicom for C$2.10 Per Share

Mountain View, Calif. and Mississauga, ON – January 23, 2009 – VeriSign, Inc. (NASDAQ: VRSN) (“VeriSign”) and Certicom Corp. (TSX: CIC)(“Certicom”) today announced they have entered into an arrangement agreement whereby VeriSign will acquire all of the outstanding common shares of Certicom for C$2.10 per share. At current exchange rates, the price is equivalent to US$1.67 per share. The aggregate purchase price is approximately C$92 million/US$73 million, or C$50 million/US$40 million, net of Certicom’s existing cash and short-term marketable securities.

The agreed transaction price represents a premium of approximately 26% over the closing price of Certicom’s common shares on the Toronto Stock Exchange (“TSX”) on January 22, 2009. It also represents a premium of approximately 40% over an unsolicited takeover bid for the Common Shares, prior to its termination, by a wholly owned subsidiary of Research in Motion Limited.

With the acquisition of Certicom, VeriSign will gain a leadership position in Elliptic Curve Cryptography (ECC) technology, which is generally recognized as a highly efficient form of public-key encryption. Together, VeriSign and Certicom expect to leverage VeriSign’s reach to pursue emerging market opportunities in which ECC can efficiently enable secure data communications.

The transaction will be completed by way of statutory plan of arrangement under the Canada Business Corporations Act. The plan of arrangement is subject to court approval and must be approved by two-thirds of the votes cast by Certicom shareholders at a shareholders’ meeting expected to be held in March 2009. The arrangement agreement also contains various termination rights, including that the board of directors of Certicom may under certain circumstances terminate the agreement in favour of an unsolicited superior proposal, consistent with its fiduciary duties, subject to payment of a termination payment of $4 million and subject to a right by VeriSign to match the superior proposal in question.

The Board of Directors of Certicom, after receiving the recommendation of the Special Committee, has unanimously concluded that the VeriSign transaction is in the best interests of shareholders, and unanimously recommends that shareholders of Certicom vote in favour of the transaction at the shareholders’ meeting to be held to approve the transaction. The transaction is subject to customary closing conditions and is not subject to any financing conditions. The transaction is expected to close in March 2009. Upon completion of the transaction, Certicom’s common shares will be de-listed from the TSX. Full details of the transaction will be available in the information circular that is expected to be mailed to Certicom shareholders in February.

“This transaction combines the strengths of both companies in a unique, strategic fit,” said Jim Bidzos, executive chairman and chief executive officer on an interim basis of VeriSign, Inc. “Certicom’s leadership in Elliptic Curve Cryptography technology allows VeriSign to develop adjacent market opportunities closely aligned with our core SSL business. We expect our customers and the market will benefit from the combination of Certicom’s high quality encryption technology and VeriSign’s proven certificate services infrastructure.”

“The Special Committee and the Board conducted a thorough process on behalf of Certicom shareholders resulting in a significant increase in value for the Company and its owners,” said Jeffrey Chisholm, Chairman of the Board of Directors of Certicom. “We believe this transaction also represents a very promising opportunity for our customers and employees. Joining forces with VeriSign creates wider international opportunities for our employees while customers will benefit from the combination of Certicom’s leading cryptography and VeriSign’s infrastructure.”

About VeriSign

VeriSign, Inc. (NASDAQ: VRSN) is the trusted provider of Internet infrastructure services for the networked world. Billions of times each day, VeriSign helps companies and consumers all over the world engage in communications and commerce with confidence. Additional news and information about the company is available at www.verisign.com.

About Certicom

Certicom manages and protects the value of content, applications and devices with government approved security. Adopted by the National Security Agency (NSA) for government communications, Elliptic Curve Cryptography (ECC) provides the most security per bit of any known public-key scheme. As the global leader in ECC, Certicom’s security offerings are currently licensed to hundreds of multinational technology companies, including IBM, General Dynamics, Motorola, Oracle and Research In Motion. Founded in 1985, Certicom’s corporate offices are in Mississauga, Ontario, Canada with worldwide sales and marketing headquarters in Reston, Virginia and offices in Europe and Asia. Visit www.certicom.com.

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VeriSign Contacts

Investor Relations: Ken Bond, kbond@verisign.com, 650-426-3744

Public Relations: Christina Rohall, crohall@verisign.com, 650-336-4663

Certicom Contacts

Investor Relations: Hervé Seguin, CFO, hseguin@certicom.com 905-501-3827

Public Relations: John Lute, jlute@luteco.com, 416-929-5883

Forward-Looking Information

Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. These statements involve risks and uncertainties that could cause VeriSign’s actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as challenges to the validity of Certicom’s intellectual property; the inability of VeriSign to successfully market the combined companies’ services and customer acceptance of the combined companies’ services; the risk that expected synergies resulting from the acquisition will not materialize; the incurrence of unexpected costs integrating the businesses; increasing competition and pricing pressure from competing services offered at prices below VeriSign’s prices, market acceptance of VeriSign’s existing services and the current global economic downturn, the inability of VeriSign to successfully develop and market new services, and the uncertainty of whether new services as provided by VeriSign will achieve market acceptance or result in any revenues. More information about potential factors that could affect the company’s business and financial results is included in VeriSign’s filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. VeriSign undertakes no obligation to update any of the forward-looking statements after the date of this press release.

©2009 VeriSign, Inc. All rights reserved. VeriSign, the VeriSign logo, the checkmark circle, and other trademarks, service marks, and designs are registered or unregistered trademarks of VeriSign, Inc., and its subsidiaries in the United States and in foreign countries. All other trademarks are property of their respective owners.

This news release contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Certicom, or developments in Certicom’s business or in its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. Forward-looking statements include all disclosure regarding possible events, conditions or results of operations that is based on assumptions about future economic conditions and courses of action. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. Certicom cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements relate to, among other things, Certicom and VeriSign’s ability to close the transaction in the time period anticipated, if at all, which is dependent upon the parties’ ability to comply with the closing conditions to the transactions, some of which are beyond the control of Certicom and/or VeriSign. The forward-looking information is subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from current expectations include, but are not limited to: the interest of third parties in Certicom and its business; general economic conditions; the state of the capital markets; foreign currency and exchange risk; performance of the market sectors that Certicom and parties with potential interest in acquiring or entering into a strategic transaction with Certicom serve; and other risks detailed from time to time in Certicom’s filings with Canadian provincial securities regulators. Forward-looking statements are based on management’s current plans, estimates, projections, beliefs and opinions, and Certicom and VeriSign do not undertake any obligation to update forward-looking statements should assumptions related to these plans, estimates, projections, beliefs and opinions change.

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